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                            Reorganization Agreement

      This Agreement between Stephanie Friedler, Jack Friedler and Harry Dermer and Lexington Health Care Group, Inc. (the "Company") relates to the recapitalization and transfer of all of the assets and liabilities of Lexington Health Care Group, LLC (the "LLC") to the Company which agreement shall be effective on the date that the Company requests acceleration of the effectiveness of their registration statement (reg. No. 333-15849) (the "Registration Statement").

      WHEREAS, Stephanie Friedler, Jack Friedler and Harry Dermer own 37.5%, 37.5% and 25%, respectively of the LLC;

      WHEREAS, the Company has filed the Registration Statement in connection with a proposed initial public offering of the Company's common stock; and

      WHEREAS, the members of the LLC desire to exchange their ownership interest in the LLC for shares of Common Stock of the Company.

      In accordance with the terms hereof, the following is agreed upon:

      1) Stephanie Friedler, Jack Friedler and Harry Dermer hereby exchange their respective limited partnership interests for an aggregate of 2,462,000 shares of the Company's Common Stock to be issued in the same proportion as their ownership in the LLC, except that Stephanie Friedler's shares shall be transferred to her husband, Jack Friedler.

      2) The Company agrees that it will assume all of the operations of LLC, including all of LLC's assets and liabilities.

      3) The parties agree that after the effective date hereof, LLC will cease all operations and that such operations will be assumed by the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

                                          /s/ Stephanie Friedler
                                          ----------------------------------
                                          Stephanie Friedler

                                          /s/ Jack Friedler
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                                          Jack Friedler

                                          /s/ Harry Dermer
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                                          Harry Dermer

                                          LEXINGTON HEALTH CARE GROUP,
                                             INC.

                                          By:  /s/ Harry Dermer

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                                                   Harry Dermer, President